EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF ARTISAN CONSUMER GOODS, INC.

In connection with the accompanying Annual Report on FORM 10-K/A of Artisan Consumer Goods, Inc. for the year ended June 30, 2024, the undersigned, Amber Joy Finney, President and Chief Executive Officer of Artisan Consumer Goods, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on FORM 10-K/A for the year ended June 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on FORM 10-K/A for the year ended June 30, 2024 fairly presents, in all material respects, the financial condition and results of operations of Artisan Consumer Goods, Inc.

Date: April 7, 2025	By:	/s/ Amber Joy Finney
Amber Joy Finney
President and Chief Executive Officer (principal executive officer, principal financial officer, and principal accounting officer)